                             ANNUAL REPORT
                             DECEMBER 31, 2002

NICHOLAS-APPLEGATER
GROWTH EQUITY FUND

                             FUND TYPE
                             Stock

                             OBJECTIVE
                             Capital appreciation

                             This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                             The views expressed in this report and
                             information about the Fund's portfolio holdings are for the period covered by this report and a subject to change thereafter.

Prudential Financial is a service mark of The Prudential
Insurance Company of America, Newark, NJ and
its affiliates.                                       (LOGO)

Nicholas-Applegate Fund, Inc.  Nicholas-ApplegateR Growth Equity Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
At Nicholas-Applegate, we build portfolios one company at a time. Our search for promising investments starts with detailed, fundamental analysis of thousands of individual companies.
We don't make investment decisions based on "top-down" projections such as predicting the direction of interest rates or forecasting economic strength. Instead, we investigate opportunities from the "bottom up," analyzing strengths and weaknesses on a company-by-company basis.

The Nicholas-ApplegateR Growth Equity Fund (the
Fund) seeks to deliver capital appreciation through investment in growth companies with market capitalizations predominantly between $1 billion and $10 billion.
Our company-by-company research focuses on identifying and investing in stocks exhibiting each of the following traits:

-Evidence of positive change
-Sustainability of that change
-Timeliness of investment

We believe our search for stocks meeting these criteria produces a well-diversified portfolio of successful companies capable of exceptional growth.
There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of net assets as of 12/31/02
 44.7% Consumer Nondurables
 22.2  Technology
 11.3  Energy
  8.5  Capital Goods
  6.7  Commercial/Industrial Services
  5.5  Financial Services
  1.1  Cash & Equivalents
Portfolio composition is subject to change.

Five Largest Holdings
Expressed as a percentage of net assets as of 12/31/02
  2.7% Alliant Techsystems, Inc.
       Aerospace/Defense
  2.7  L-3 Communications Holdings, Inc.
       Aerospace/Defense
  2.3  Gilead Sciences, Inc.
       Drugs & Healthcare
  2.2  Zimmer Holdings, Inc.
       Drugs & Healthcare
  2.1  Bed, Bath & Beyond, Inc.
       Retail/Wholesale Specialty Chain
Holdings are subject to change.

      www.prudential.com  (800) 225-1852

Annual Report  December 31, 2002

Cumulative Total Returns1             As of 12/31/02

                                         One Year   Five Years  Ten Years  Since Inception2
Class A                                  -32.02%      -26.51%      43.33%       177.32%
Class B                                  -32.48       -29.37       32.39         81.01
Class C                                  -32.48       -29.37        N/A          23.03
Class Z                                  -31.81       -25.43        N/A          -9.56
S&P MidCap 400 Index3                    -14.51        36.44       209.46         ***
Russell Midcap Growth Index4             -27.41        -8.78        91.40         ****
Lipper Mid-Cap Growth Funds Avg.5        -28.33        -5.01        90.84         *****

Average Annual Total Returns1                            As of 12/31/02

                                         One Year    Five Years  Ten Years  Since Inception2
Class A                                  -35.42%       -6.93%       3.14%        6.35%
Class B                                  -35.85        -6.83        2.85         5.27
Class C                                  -33.82        -6.91         N/A         2.37
Class Z                                  -31.81        -5.70         N/A        -1.72

Past performance is not indicative of future
results. Principal and investment return will
fluctuate, so that an investor's shares, when
redeemed, may be worth more or less than their
original cost. 1Source: Prudential Investments
LLC and Lipper Inc. The cumulative total
returns do not take into account applicable
sales charges. The average annual total returns
do take into account applicable sales charges.
Without the distribution and service (12b-1)
fee waiver for Class A shares, the returns
would have been lower. The Fund charges a
maximum front-end sales charge of 5% for Class
A shares. In some limited circumstances, Class
A shares may not be subject to a front-end
sales charge, but may be subject to a 1%
contingent deferred sales charge (CDSC) for the
first year. Class B shares are subject to a
declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%
respectively for the first six years.
Approximately seven years after purchase, Class
B shares will automatically convert to Class A
shares on a quarterly basis. Class C shares are
subject to a front-end sales charge of 1% and a
CDSC of 1% for shares redeemed within 18 months
of purchase. Class Z shares are not subject to
a sales charge or distribution and service
(12b-1) fees. The cumulative and average annual
total returns in the tables above do not
reflect the deduction of taxes that a
shareholder would pay on fund distributions or
following the redemption of fund shares.
2Inception dates: Class A, 4/9/87; Class B,
6/10/91; Class C, 8/1/94; and Class Z, 3/18/97.
3The Standard & Poor's MidCap 400 Stock Index
(S&P MidCap 400 Index) comprises 400 domestic
stocks chosen for market size, liquidity, and
industry group representation, and gives a
broad look at how mid-cap stock prices have
performed. 4The Russell Midcap Growth Index is
unmanaged and contains those Russell Midcap
securities with a greater-than-average growth
orientation. The stocks are also members of the
Russell 1000 Growth Index. 5The Lipper Mid-Cap
Growth Funds Average is based on the average
return for all funds in each share class for
the one-year, five-year, ten-year, and since
inception periods. Funds in the Lipper Mid-Cap
Growth Funds Average typically have a below-
average price-to-earnings ratio, price-to-book
ratio, and three-year sales-per-share growth
value, compared to the S&P MidCap 400 Index.
Investors cannot invest directly in an index.
The returns for the S&P MidCap 400 Index,
Russell Midcap Growth Index, and Lipper Mid-Cap
Growth Funds Average would be lower if they
included the effect of sales charges or
operating expenses of a mutual fund, or taxes.
***S&P MidCap 400 Index Since Inception returns
are 554.64% for Class A, 304.26% for Class B,
183.37% for Class C, and 83.17% for Class Z.
****Russell Midcap Growth Index Since Inception
returns are 257.03% for Class A, 138.73% for
Class B, 80.80% for Class C, and 16.01% for
Class Z. *****Lipper Mid-Cap Growth Funds
Average Since Inception returns are 210.65% for
Class A, 133.98% for Class B, 74.81% for Class
C, and 19.09% for Class Z.
                                         1

Nicholas-Applegate Fund, Inc.  Nicholas-ApplegateR Growth Equity Fund

Annual Report  December 31, 2002

INVESTMENT ADVISER'S REPORT

Over the past few years, U.S. stocks have swung sharply from extremely expensive to quite inexpensive. The first half of 2002 was marked by a crisis in investor confidence. Accounting scandals, violence in the Middle East, fear of terrorism, and the prospect of war in Iraq combined to cast a pall over the U.S. stock market during this period.

Equity investors were taken for a rough ride in the second half of 2002. Investor sentiment improved somewhat as the summer began and the market posted strong gains in July. A sluggish economy and uncertainty about Iraq heightened the market's volatility. Sentiment worsened again in September, when stocks plunged. Then, in early October, the market turned as low-quality stocks rebounded from their depressed levels.

Early in the fourth quarter, the Dow Jones
Industrial Average fell below 7,300 for the first time since October 1997. The stock market then staged a dramatic rebound from its lows, posting an eight-week winning streak. The year finished with a December retreat as early retail sales figures proved disappointing, and economic data, particularly from the manufacturing sector, appeared weaker than forecasted.

However, the solid gains of the fourth quarter were not nearly enough to prevent yet another down year for U.S. stocks, the third in a row, a phenomenon not seen since the waning days of the Great Depression. Quarterly and yearly return figures for the major indexes included:

              www.prudential.com  (800) 225-1852

                                 4th Qtr. 2002      Year 2002
- Dow Jones Industrial Average*      10.6%           -15.0%
- Nasdaq Composite Index*            14.1%           -31.3%
- S&P 500 Index*                      8.4%           -22.1%
- Russell 1000 Growth Index*         7.2%           -21.7%

* Past performance is not indicative of future results. The Dow Jones Industrial Average serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment, and consumer goods. The Nasdaq Composite Index measures all Nasdaq domestic and international-based common-type stocks listed on The Nasdaq
Stock Market. The Standard & Poor's 500
Composite Stock Price Index (S&P 500 Index) is an index of 500 stocks of large U.S. companies.
It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index contains those securities in the Russell 1000
Index with a greater-than-average growth orientation. Investors cannot invest directly in an index.

The fourth-quarter advance was powered largely by low-quality stocks that had low earnings growth, high price-to-earnings ratios, poor year-to-date performance, and high volatility relative to a benchmark such as the S&P 500
Index. A large proportion of these were
technology stocks, although energy and
utilities stocks were also represented. This was a "junk bounce," a rebound that occurs after markets come under significant pressure, reach new lows, become oversold, then rally as anxious investors rush back in without regard to quality, relative strength, or business fundamentals.

Much of the junk bounce was driven by short
sellers--investors who borrow shares and sell
them expecting to buy them back after their
price falls--who bought shares to cover their
borrowed positions. A seasonal uptick improved
fundamentals very slightly, providing an
impetus for short sellers to reduce their
exposure and bargain hunters to buy. Companies,
especially in the technology sector, that had
minimized their spending on capital equipment
saw their share prices rise. However, this
reluctance to make capital investments hurt the
technology sector as a whole and the overall
market.
                              3

Nicholas-Applegate Fund, Inc.  Nicholas-ApplegateR Growth Equity Fund

Annual Report  December 31, 2002

PORTFOLIO SPECIFICS
For the 12-month period ended December 31,
2002, the Nicholas-ApplegateR Growth Equity
Fund's Class A shares declined 32.02%. In comparison, the Standard & Poor's MidCap 400
Index fell 14.51%, the Russell Midcap Growth
Index declined 27.41%, and the Lipper Mid-Cap
Growth Funds Average representing peer-group performance fell 28.33%. A late rebound of lower-quality, low-priced stocks hurt the
Fund's performance for the year relative to its benchmarks and peer group.

The reporting period was characterized by high volatility, low investor confidence, and short, sharp rallies during which low-priced, low-quality stocks rebounded from oversold conditions (share prices below estimates of actual value). In this environment, the Fund's investment philosophy and process were not rewarded.

Our investment approach worked well during the first three quarters of the year. As we entered the fourth quarter, the portfolio was positioned somewhat conservatively--we were underweighted in technology and overweighted in less cyclical areas such as defense, HMOs/hospitals, and adult education--as compared with the Russell Midcap
Growth Index. All three groups lagged in the quarter as investors moved out of these areas and into stocks that they perceived to be oversold.
As the fourth quarter began, the portfolio was defensively positioned. It was 8%-10% underweight in technology, except for defense companies and overweight in HMOs, defense, and consumer-related companies. These were sectors in which we found companies meeting our investment criteria.

Our conservative stance hampered returns in the fourth quarter when stocks began to rebound.
For example, our internal analysis identified
Atmel (which we did not own) as among the least attractive stocks. Atmel had fallen short of earnings estimates and guided analysts to lower expectations for the future. The company was weak compared with its competitors.

         www.prudential.com  (800) 225-1852

Nonetheless, its stock rose 299% in the
October/November rally while Apollo Group, one of the highest-quality stocks in our portfolio, declined 6%.

In 2002 as a whole, the Fund's performance--both relative to its benchmarks and in absolute terms--was held down by its technology holdings.
Technology companies have been under severe pressure for more than two years, with overcapacity, falling commodity prices, crushing debt burdens, and restricted corporate spending on capital equipment crimping their revenues. In 2002, technology stocks in the Fund declined 56.1%, compared to a 47.8% fall for those in the Russell Midcap Growth Index.
Computers/office automation companies fared particularly poor, with portfolio holdings in this industry declining more than 80% during the year.

Selection among manufacturing and retail stocks also affected relative returns negatively. On the positive side, the Fund's energy holdings rose in absolute terms and an overweight increased the benefit, helping relative performance.

Top-performing stocks in the portfolio during the 12-month period included two pharmaceutical and three adult education stocks. Boston
Scientific advanced after its competitive position in the drug-coated stent market strengthened--a legal decision pushed rival
Guidant out of the field. Forest Labs gained on strong sales of its antidepressants Celexa and Lexapro. The New York-based pharmaceutical firm also projected that earnings for its fiscal third quarter would exceed analysts' consensus estimate of 77 cents per share by 15%, compared with only 47 cents per share in the third quarter a year ago. Apollo Group, Career
Education Corp., and Corinthian Colleges all benefited from a weaker U.S. economy. A rising jobless rate forced many workers to retrain for new careers, refresh their existing job skills, or expand their education base.

During the period, the Fund increased its
exposure to the consumer non-durable and
manufacturing sectors and trimmed positions in
technology and
                             5

Nicholas-Applegate Fund, Inc.  Nicholas-ApplegateR Growth Equity Fund

Annual Report  December 31, 2002

financial services. As of December 31, 2002, the portfolio was overweight in energy and technology stocks and underweight in commercial/industrial services and financial services, as compared with the Russell Midcap Growth Index.

LOOKING AHEAD
The fourth quarter of 2002 marked the third time in recent years that we have seen a junk bounce. Despite the recent rebound in poor-quality stocks--which we believe will be temporary--we remain firmly committed to our investment approach, which we believe represents the best method for generating above-benchmark returns over time.

We expect economic growth to remain moderate in 2003, producing no catalyst to drive improvement in business fundamentals. The uncertainty in Iraq continues to hang over the market, as does the threat of future terrorist acts. Once the situation in Iraq is resolved, conditions are ripe for economic acceleration. Interest rates are historically low, productivity is growing, consumer confidence is improving, and corporate capital spending seems to be recovering. As fundamentals improve and investors begin to reward quality, the portfolio should be positioned for strong performance relative to our peer group and benchmarks.

We are confident that our bottom-up style of investing, which focuses on stock selection and positive change, will eventually be rewarded.
We look forward to the stabilization of the markets; however, we will continue working to generate solid absolute returns regardless of market conditions.

Nicholas-ApplegateR Growth Equity Fund Management Team

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2002

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
COMMON STOCKS  98.9%
-------------------------------------------------------------------------------------
CAPITAL GOODS  8.5%
Aerospace/Defense  5.4%
    72,500   Alliant Techsystems, Inc.(a)                            $    4,520,375
    99,300   L-3 Communications Holdings, Inc.(a)                         4,459,563
                                                                     --------------
                                                                          8,979,938
-------------------------------------------------------------------------------------
Chemicals  0.9%
    34,200   Valspar Corp.                                                1,510,956
-------------------------------------------------------------------------------------
Diversified Manufacturing  1.1%
    27,100   Danaher Corp.                                                1,780,470
-------------------------------------------------------------------------------------
Mining  1.1%
    61,800   Newmont Mining Corp.                                         1,794,054
-------------------------------------------------------------------------------------
COMMERCIAL/INDUSTRIAL SERVICES  6.7%
Broadcasting/Media  3.6%
    45,100   Entercom Communications Corp.(a)                             2,116,092
    85,000   Univision Communications, Inc.(a)                            2,082,500
    45,300   Westwood One, Inc.(a)                                        1,692,408
                                                                     --------------
                                                                          5,891,000
-------------------------------------------------------------------------------------
Other Commercial/Industrial Services  3.1%
   118,900   J.B. Hunt Transport Services, Inc.(a)                        3,483,770
    52,900   Stericycle, Inc.(a)                                          1,712,849
                                                                     --------------
                                                                          5,196,619
-------------------------------------------------------------------------------------
CONSUMER NON-DURABLES  44.7%
Drugs & Healthcare  23.8%
    77,950   Accredo Health, Inc.(a)                                      2,747,738
    46,700   Anthem, Inc.(a)                                              2,937,430
    65,400   Biogen, Inc.(a)                                              2,619,924
    65,600   Boston Scientific Corp.(a)                                   2,789,312
    31,300   Cephalon, Inc.(a)                                            1,523,308
    62,700   CTI Molecular Imaging, Inc.(a)                               1,546,182
    35,800   Forest Laboratories, Inc.(a)                                 3,516,276
    58,200   Genzyme Corp.(a)                                             1,720,974

    See Notes to Financial Statements                                      7

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
   109,700   Gilead Sciences, Inc.(a)                                $    3,729,800
    78,600   Lincare Holdings, Inc.(a)                                    2,485,332
    66,400   MedImmune, Inc.(a)                                           1,804,088
    51,700   Scios, Inc.(a)                                               1,684,386
    27,800   Stryker Corp.                                                1,865,936
    47,700   Triad Hospitals, Inc.(a)                                     1,422,891
    35,900   Universal Health Services, Inc. (Class 'B' stock)(a)         1,619,090
   177,200   WebMD Corp.(a)                                               1,515,060
    87,800   Zimmer Holdings, Inc.(a)                                     3,645,456
                                                                     --------------
                                                                         39,173,183
-------------------------------------------------------------------------------------
Education  2.5%
    62,520   Apollo Group, Inc. (Class 'A' stock)(a)                      2,739,000
    36,500   Corinthian Colleges, Inc.(a)                                 1,381,890
                                                                     --------------
                                                                          4,120,890
-------------------------------------------------------------------------------------
Leisure & Recreation  2.4%
    35,700   Harley-Davidson, Inc.                                        1,649,340
   105,700   Regal Entertainment Group (Class 'A' stock)(a)               2,264,094
                                                                     --------------
                                                                          3,913,434
-------------------------------------------------------------------------------------
Retail/Wholesale Specialty Chain  16.0%
    28,500   Advanced Auto Parts, Inc.(a)                                 1,393,650
   102,500   Bed Bath & Beyond, Inc.(a)                                   3,539,325
    82,800   Coach, Inc.(a)                                               2,725,776
    53,000   Fastenal Co.                                                 1,981,670
    64,100   Jones Apparel Group, Inc.(a)                                 2,271,704
    49,200   Michaels Stores, Inc.(a)                                     1,539,960
    49,100   Outback Steakhouse, Inc.                                     1,691,004
    69,700   PETCO Animal Supplies, Inc.(a)                               1,633,698
   102,400   Reebok International, Ltd.(a)                                3,010,560
    91,900   Starbucks Corp.(a)                                           1,872,922
   121,100   The Gap, Inc.                                                1,879,472
   147,400   TJX Companies, Inc.                                          2,877,248
                                                                     --------------
                                                                         26,416,989
-------------------------------------------------------------------------------------
ENERGY  11.3%
Oil & Gas-Production/Pipeline  5.7%
    31,100   Apache Corp.                                                 1,772,389
    68,300   EOG Resources, Inc.                                          2,726,536

    8                                      See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
    66,600   Patterson-UTI Energy, Inc.(a)                           $    2,009,322
   126,900   Rowan Companies, Inc.(a)                                     2,880,630
                                                                     --------------
                                                                          9,388,877
-------------------------------------------------------------------------------------
Oil Services  5.6%
    96,400   BJ Services Co.(a)                                           3,114,684
    87,900   Halliburton Co.                                              1,644,609
    79,500   Smith International, Inc.(a)                                 2,593,290
    49,500   Valero Energy Corp.                                          1,828,530
                                                                     --------------
                                                                          9,181,113
-------------------------------------------------------------------------------------
FINANCIAL SERVICES  5.5%
Financial/Business Services  3.7%
    60,300   Capital One Financial Corp.                                  1,792,116
    45,500   Commerce Bancorp, Inc.                                       1,965,145
    22,200   SLM Corp.                                                    2,305,692
                                                                     --------------
                                                                          6,062,953
-------------------------------------------------------------------------------------
Insurance  1.8%
    91,000   Brown & Brown, Inc.                                          2,941,120
-------------------------------------------------------------------------------------
TECHNOLOGY  22.2%
Computer Services  1.3%
   129,000   Network Associates, Inc.(a)                                  2,075,610
-------------------------------------------------------------------------------------
Computer Software  7.0%
    87,500   Adobe Systems, Inc.                                          2,170,088
   178,500   Citrix Systems, Inc.(a)                                      2,199,120
    86,400   Internet Security Systems, Inc.(a)                           1,583,712
    65,100   Mercury Interactive Corp.(a)                                 1,930,215
   110,400   PeopleSoft, Inc.(a)                                          2,020,320
    40,800   Symantec Corp.(a)                                            1,652,808
                                                                     --------------
                                                                         11,556,263
-------------------------------------------------------------------------------------
Electronic Components  2.7%
    34,600   Harman International Industries, Inc.                        2,058,700
    53,900   Synopsys, Inc.(a)                                            2,487,485
                                                                     --------------
                                                                          4,546,185

    See Notes to Financial Statements                                      9

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2002 Cont'd.

Shares       Description                                             Value (Note 1)
-----------------------------------------------------------------------------------------
Semiconductors  9.5%
    31,400   Cabot Microelectronics Corp.(a)                         $    1,482,080
    78,500   Emulex Corp.(a)                                              1,456,175
   116,500   Integrated Circuit Systems, Inc.(a)                          2,126,125
   107,400   Microchip Technology, Inc.                                   2,625,930
    70,400   Novellus Systems, Inc.(a)                                    1,976,832
   231,200   Skyworks Solutions, Inc.(a)                                  1,992,944
   169,400   Teradyne, Inc.(a)                                            2,203,894
    85,900   Xilinx, Inc.(a)                                              1,769,540
                                                                     --------------
                                                                         15,633,520
-------------------------------------------------------------------------------------
Telecommunication Equipment  0.9%
   281,300   CIENA Corp.(a)                                               1,445,882
-------------------------------------------------------------------------------------
Telecommunication Services  0.8%
   318,800   Sprint Corp. (PCS Group)(a)                                  1,396,344
                                                                     --------------
             Total long-term investments (cost $154,029,303)            163,005,400
                                                                     --------------
SHORT-TERM INVESTMENTS  2.5%
Principal
Amount
(000)
-----------------------------------------------------------------------------------
Repurchase Agreement  2.5%
$    4,081   State Street Bank & Trust Co., 0.50%, dated 12/31/02,
              due 1/02/03 in the amount of $4,081,113 (cost
              $4,081,000, collateralized by $3,830,000 U.S.
              Treasury Note, 5.875%, 11/15/04; value of collateral
              including accrued interest was $4,165,125)                  4,081,000
                                                                     --------------
             Total Investments  101.4%
              (cost $158,110,303; Note 5)                               167,086,400
             Liabilities in excess of other assets  (1.4%)               (2,248,237)
                                                                     --------------
             Net Assets  100%                                        $  164,838,163
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
    10                                     See Notes to Financial Statements

                       This page intentionally left blank

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Assets and Liabilities

                                                        December 31, 2002
-------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $158,110,303)                 $ 167,086,400
Receivable for investments sold                               1,081,486
Receivable for Fund shares sold                                  83,098
Prepaid expenses and other assets                                28,926
Dividends and interest receivable                                 9,201
                                                        -----------------
      Total assets                                          168,289,111
                                                        -----------------
LIABILITIES
Payable for Fund shares reacquired                            1,529,595
Payable for investments purchased                             1,200,697
Accrued expenses                                                424,152
Management fee payable                                          139,905
Payable to custodian                                             92,325
Distribution fee payable                                         64,274
                                                        -----------------
      Total liabilities                                       3,450,948
                                                        -----------------
NET ASSETS                                                $ 164,838,163
                                                        -----------------
                                                        -----------------
Net assets were comprised of:
   Common stock, at par                                   $     260,674
   Paid-in capital in excess of par                         458,478,571
                                                        -----------------
                                                            458,739,245
   Accumulated net realized loss on investments            (302,877,179)
   Net unrealized appreciation on investments                 8,976,097
                                                        -----------------
Net assets, December 31, 2002                             $ 164,838,163
                                                        -----------------
                                                        -----------------
    12                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($112,548,008 / 16,767,815 shares of common stock
      issued and outstanding)                                             $6.71
   Maximum sales charge (5% of offering price)                              .35
                                                                -----------------
   Maximum offering price to public                                       $7.06
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($41,219,244 / 7,457,893 shares of common stock
      issued and outstanding)                                             $5.53
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($6,537,855 / 1,182,982 shares of common stock issued
      and outstanding)                                                    $5.53
   Sales charge (1% of offering price)                                      .06
                                                                -----------------
   Offering price to public                                               $5.59
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($4,533,056 / 658,759 shares of common stock
      issued and outstanding)                                             $6.88
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Operations
                                                              Year
                                                              Ended
                                                        December 31, 2002
------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                              $     488,451
   Interest                                                      43,541
                                                        -----------------
      Total income                                              531,992
                                                        -----------------
Expenses
   Management fees                                            2,201,883
   Distribution fee--Class A                                    315,600
   Distribution fee--Class B                                    643,744
   Distribution fee--Class C                                     88,930
   Transfer agent's fees and expenses                           841,000
   Reports to shareholders                                      140,000
   Custodian's fees and expenses                                 88,000
   Directors' fees                                               80,000
   Legal fees and expenses                                       80,000
   Registration fees                                             73,000
   Audit fees and expenses                                       48,000
   Insurance                                                      4,000
   Miscellaneous                                                 28,774
                                                        -----------------
    Total expenses                                            4,632,931
                                                        -----------------
Net investment loss                                          (4,100,939)
                                                        -----------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions                (75,117,508)
Net change in unrealized depreciation on investments        (12,990,906)
                                                        -----------------
Net loss on investments                                     (88,108,414)
                                                        -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $ (92,209,353)
                                                        -----------------
                                                        -----------------
    14                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Changes in Net Assets

                                                     Year Ended December 31,
                                                ----------------------------------
                                                    2002               2001
----------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                          $  (4,100,939)     $  (6,637,407)
   Net realized loss on investment
      transactions                                (75,117,508)      (203,786,687)
   Net change in unrealized depreciation on
      investments                                 (12,990,906)       (66,862,265)
                                                -------------    -----------------
   Net decrease in net assets resulting from
      operations                                  (92,209,353)      (277,286,359)
                                                -------------    -----------------
Fund share transactions (Note 6) (Net of
   share conversions)
   Net proceeds from shares subscribed             31,432,475        151,115,884
   Cost of shares reacquired                      (84,940,311)      (200,616,419)
                                                -------------    -----------------
   Net decrease in net assets from Fund share
      transactions                                (53,507,836)       (49,500,535)
                                                -------------    -----------------
Total decrease                                   (145,717,189)      (326,786,894)
NET ASSETS
Beginning of year                                 310,555,352        637,342,246
                                                -------------    -----------------
End of year                                     $ 164,838,163      $ 310,555,352
                                                -------------    -----------------
                                                -------------    -----------------

    See Notes to Financial Statements                                     15

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements

      Nicholas-Applegate Growth Equity Fund (the 'Fund') is currently the only series of Nicholas-Applegate Fund, Inc. (the 'Company'). The Fund is an open-end, diversified, management investment company.

      The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Investments are stated at value. Investments for
which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Short-term securities maturing in less than 60 days are valued at amortized cost.

      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
    16

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

      Dividends and Distributions:    Dividends from net investment income and
distributions of net capital gains in excess of capital loss carryforwards, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI' or 'Manager'). Pursuant to the management agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Nicholas-Applegate Capital Management ('NACM' or 'Subadviser'); NACM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the Subadviser, the compensation of certain officers of the Company, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .95% of the Fund's average daily net assets. PI pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the usual rate of .75% of the average daily net assets of the Fund. During the year ended December 31, 2002, PI earned $2,201,883 in management fees of which it paid $1,739,487 to NACM under the foregoing agreements.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses
                                                                          17

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

under the Plans were .21 of 1% of average daily net assets of the Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 2002.

      PIMS has advised the Fund that it has received approximately $48,000 and $3,000 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended December 31, 2002. From these fees, PIMS paid a substantial part of such sales charges to an affiliated broker-dealer, which in turn paid commission to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2002, it received approximately $124,000 and $3,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI and PIMS and are indirect wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended December 31, 2002, the amount of the commitment was $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2002, the Fund incurred fees of approximately $633,200 for the services of PMFS. As of December 31, 2002, approximately $49,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund paid approximately $138,100 in total networking fees, of which the amount paid to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was
    18

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

approximately $83,100 for the year ended December 31, 2002. As of December 31, 2002, there were no outstanding fees due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      For the year ended December 31, 2002, PSI earned approximately $14,700 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities of the Fund, other than short-term investments, for the year ended December 31, 2002 were $383,080,136 and $441,259,846, respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, and which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income(loss) and accumulated net realized gains(losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2002, the adjustments were to decrease net investment loss and decrease paid-in-capital in excess of par by $4,100,939 due to a non-deductible net operating loss for tax purposes during the year. Net investment income, net realized losses and net assets were not affected by this change.

      As of December 31, 2002, the capital loss carryforward for tax purposes is approximately $297,791,000, of which $222,225,000 expires in 2009 and $75,566,000 expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the statement of assets and liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $4,263,000 as having incurred in the following fiscal year and deferred losses on wash sales of $823,000.

      As of December 31, 2002, the Fund had no distributable earnings on a tax basis.
                                                                          19

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of December 31, 2002 were as follows:

                                                         Total Net
                                                        Unrealized
   Tax Basis       Appreciation      Depreciation      Appreciation
---------------   ---------------   ---------------   ---------------
 $158,932,582       $14,923,554      $(6,769,736)       $8,153,818

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended December 31, 2002:
Shares sold                                                   2,223,361    $  18,231,238
Shares reacquired                                            (6,563,331)     (53,094,001)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (4,339,970)     (34,862,763)
Shares issued upon conversion from Class B                      927,540        7,434,829
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,412,430)   $ (27,427,934)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 2001:
Shares sold                                                   9,467,394    $ 111,656,401
Shares reacquired                                           (13,060,633)    (150,084,245)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,593,239)     (38,427,844)
Shares issued upon conversion from Class B                    3,255,810       38,977,767
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (337,429)   $     549,923
                                                            -----------    -------------
                                                            -----------    -------------

    20

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended December 31, 2002:
Shares sold                                                     910,460    $   6,334,769
Shares reacquired                                            (3,138,890)     (20,134,501)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,228,430)     (13,799,732)
Shares reacquired upon conversion into Class A               (1,122,408)      (7,434,829)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (3,350,838)   $ (21,234,561)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 2001:
Shares sold                                                   1,859,458    $  19,478,507
Shares reacquired                                            (3,315,599)     (32,679,097)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (1,456,141)     (13,200,590)
Shares reacquired upon conversion into Class A               (3,905,132)     (38,977,767)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (5,361,273)   $ (52,178,357)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                     385,649    $   2,557,555
Shares reacquired                                              (603,375)      (3,902,895)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (217,726)   $  (1,345,340)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 2001:
Shares sold                                                     733,882    $   7,394,741
Shares reacquired                                              (596,363)      (5,709,969)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   137,519    $   1,684,772
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended December 31, 2002:
Shares sold                                                     498,920    $   4,308,913
Shares reacquired                                              (968,152)      (7,808,914)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (469,232)   $  (3,500,001)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 2001:
Shares sold                                                     990,737    $  12,586,235
Shares reacquired                                            (1,016,172)     (12,143,108)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (25,435)   $     443,127
                                                            -----------    -------------
                                                            -----------    -------------

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights

                                                                    Class A
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2002(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   9.87
                                                                  ----------
Income from investment operations:
Net investment loss                                                     (.12)
Net realized and unrealized gain (loss) on investment
   transactions                                                        (3.04)
                                                                  ----------
      Total from investment operations                                 (3.16)
                                                                  ----------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                           --
                                                                  ----------
Net asset value, end of year                                        $   6.71
                                                                  ----------
                                                                  ----------
TOTAL RETURN(a):                                                      (32.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $112,548
Average net assets (000)                                            $150,286
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.76%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.55%
   Net investment loss                                                 (1.53)%
For Class A, B, C and Z shares:
   Portfolio turnover                                                    167%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based on weighted average shares outstanding during the year.
    22                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
    2001(b)              2000(b)                1999                 1998
-------------------------------------------------------------------------------------
    $  17.56             $  25.80             $  15.38             $  14.47
----------------     ----------------     ----------------     ----------------
        (.16)                (.32)                (.18)                (.17)
       (7.53)               (3.36)               14.01                 1.95
----------------     ----------------     ----------------     ----------------
       (7.69)               (3.68)               13.83                 1.78
----------------     ----------------     ----------------     ----------------
          --                (4.56)               (3.41)                (.87)
----------------     ----------------     ----------------     ----------------
    $   9.87             $  17.56             $  25.80             $  15.38
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (43.79)%             (14.06)%              98.35%               12.83%
    $199,165             $360,373             $329,955             $130,362
    $245,428             $404,873             $186,192             $124,408
        1.55%                1.36%                1.40%                1.45%
        1.34%                1.12%                1.20%                1.24%
       (1.35)%              (1.21)%              (1.21)%              (1.19)%
         149%                 165%                 173%                 171%

    See Notes to Financial Statements                                     23

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                                                    Class B
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2002(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   8.19
                                                                  ----------
Income from investment operations:
Net investment loss                                                     (.16)
Net realized and unrealized gain (loss) on investment
   transactions                                                        (2.50)
                                                                  ----------
      Total from investment operations                                 (2.66)
                                                                  ----------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                           --
                                                                  ----------
Net asset value, end of year                                        $   5.53
                                                                  ----------
                                                                  ----------
TOTAL RETURN(a):                                                      (32.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 41,219
Average net assets (000)                                            $ 64,374
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.55%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.55%
   Net investment loss                                                 (2.32)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
    24                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
    2001(b)              2000(b)                1999                 1998
-------------------------------------------------------------------------------------
    $  14.70             $  22.63             $  13.89             $  13.26
----------------     ----------------     ----------------     ----------------
        (.21)                (.45)                (.33)                (.29)
       (6.30)               (2.92)               12.48                 1.79
----------------     ----------------     ----------------     ----------------
       (6.51)               (3.37)               12.15                 1.50
----------------     ----------------     ----------------     ----------------
          --                (4.56)               (3.41)                (.87)
----------------     ----------------     ----------------     ----------------
    $   8.19             $  14.70             $  22.63             $  13.89
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (44.29)%             (14.69)%              96.71%               11.87%
    $ 88,533             $237,722             $324,419             $236,242
    $135,119             $347,231             $236,101             $250,317
        2.34%                2.12%                2.20%                2.24%
        1.34%                1.12%                1.20%                1.24%
       (2.12)%              (1.96)%              (2.00)%              (1.98)%

    See Notes to Financial Statements                                     25

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                                                    Class C
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2002(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   8.19
                                                                    --------
Income from investment operations:
Net investment loss                                                     (.16)
Net realized and unrealized gain (loss) on investment
   transactions                                                        (2.50)
                                                                    --------
      Total from investment operations                                 (2.66)
                                                                    --------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                           --
                                                                    --------
Net asset value, end of year                                        $   5.53
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                      (32.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $  6,538
Average net assets (000)                                            $  8,893
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.55%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.55%
   Net investment loss                                                 (2.32)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
    26                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
    2001(b)              2000(b)                1999                 1998
-------------------------------------------------------------------------------------
    $  14.70             $  22.63             $  13.89              $13.26
    --------             --------             --------             -------
        (.21)                (.43)                (.32)               (.28)
       (6.30)               (2.94)               12.47                1.78
    --------             --------             --------             -------
       (6.51)               (3.37)               12.15                1.50
    --------             --------             --------             -------
          --                (4.56)               (3.41)               (.87)
    --------             --------             --------             -------
    $   8.19             $  14.70             $  22.63              $13.89
    --------             --------             --------             -------
    --------             --------             --------             -------
      (44.29)%             (14.69)%              96.71%              11.87%
    $ 11,473             $ 18,571             $ 10,598              $6,146
    $ 13,359             $ 17,506             $  7,477              $6,164
        2.34%                2.12%                2.20%               2.24%
        1.34%                1.12%                1.20%               1.24%
       (2.14)%              (1.97)%              (2.00)%             (1.98)%

    See Notes to Financial Statements                                     27

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                                                    Class Z
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2002(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $  10.09
                                                                    --------
Income from investment operations:
Net investment loss                                                     (.11)
Net realized and unrealized gain (loss) on investment
   transactions                                                        (3.10)
                                                                    --------
      Total from investment operations                                 (3.21)
                                                                    --------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                           --
                                                                    --------
Net asset value, end of year                                        $   6.88
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                      (31.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $  4,533
Average net assets (000)                                            $  8,224
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.55%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.55%
   Net investment loss                                                 (1.32)%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
    28                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
    2001(b)              2000(b)                1999                 1998
-------------------------------------------------------------------------------------
    $  17.93             $  26.16              $15.49               $14.53
    --------             --------             -------              -------
        (.14)                (.25)               (.17)                (.12)
       (7.70)               (3.42)              14.25                 1.95
    --------             --------             -------              -------
       (7.84)               (3.67)              14.08                 1.83
    --------             --------             -------              -------
          --                (4.56)              (3.41)                (.87)
    --------             --------             -------              -------
    $  10.09             $  17.93              $26.16               $15.49
    --------             --------             -------              -------
    --------             --------             -------              -------
      (43.69)%             (13.86)%             99.30%               13.13%
    $ 11,384             $ 20,676              $2,032               $1,649
    $ 15,039             $ 13,271              $1,334               $1,318
        1.34%                1.12%               1.20%                1.24%
        1.34%                1.12%               1.20%                1.24%
       (1.14)%               (.98)%             (1.00)%               (.99)%

    See Notes to Financial Statements                                     29

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Report of Independent Accountants

To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate Fund, Inc. (the Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund as of December 31, 2002, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
Los Angeles, California
January 24, 2003
    30

                                                        ANNUAL REPORT
                                                        DECEMBER 31, 2002
            NICHOLAS-APPLEGATE(R)
            GROWTH EQUITY FUND
-------------------------------------------------------------------------------
                                                        MANAGEMENT OF
                                                        THE FUND

       Nicholas-Applegate Fund, Inc.     Nicholas-Applegate Growth Equity Fund
                              www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be 'interested persons' of the Company as defined in the 1940 Act are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Company are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).
       Independent Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                                Office***                                     Fund Complex            Other
                                Position        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Company  of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Dann V. Angeloff (67)           Director        Since 1987    President, The Angeloff               1        Director, Aremis Soft
                                                              Company (corporate financial                   Corporation (since
                                                              advisers) (since 1976);                        1999) (technology), Top
                                                              Trustee (1979-1987) and                        Jobs.Net (since 1999)
                                                              University Counselor to the                    (technology), Public
                                                              President (since 1987),                        Storage, Inc. (since
                                                              University of Southern                         1980) (real estate
                                                              California.                                    investment trust).
Fred C. Applegate (57)          Director        Since 1987    Private Investor. Formerly            1
                                                              President, Nicholas-Applegate
                                                              Capital Management (August
                                                              1984-December 1991); Trustee,
                                                              Miami University (since 2000);
                                                              Board of Governors, The San
                                                              Diego Foundation (since 1998);
                                                              Vice Chair of Investment
                                                              Committee, The San Diego
                                                              Foundation (since 1997).
Theodore J. Coburn (49)         Director        Since 1987    Senior Vice President, NASDAQ         1        Trustee, PIMCO Funds:
                                                              Stock Market (since 2002);                     Multi-managed Series.
                                                              Partner, Coburn & Co.
                                                              (investment banking firm)
                                                              (since 1991); formerly
                                                              Managing Director of Global
                                                              Equity Transactions Group and
                                                              Member of Board of Directors,
                                                              Prudential Securities
                                                              (September 1986-June 1991)
                                                              (registered broker-dealer).
Randolph Westerfield (61)       Director        Since 2002    Dean of Marshall School of            1        Member of Board of
                                                              Business, University of                        Directors of Health
                                                              Southern California                            Management Associates
                                                              (1993-present).                                (NYSE; HMA)
                                                                                                             (2000-present); Member
                                                                                                             of Board of Directors
                                                                                                             of Williams Lyons Homes
                                                                                                             Inc. (NYSE: WLS)
                                                                                                             (2000-present).

    32                                                                    33

       Nicholas-Applegate Fund, Inc.     Nicholas-Applegate Growth Equity Fund
                             www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.
       Interested Directors

                                                                                                Number of
                                                 Term of                                      Portfolios in
                                                Office***                                     Fund Complex            Other
                                Position        and Length        Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         With Company  of Time Served       During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Robert F. Gunia (56)*           Vice            Since 1992    Executive Vice President and         116       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Director                  (since June 1999) of                           1989) of The Asia
                                                              Prudential Investments LLC                     Pacific Fund, Inc.
                                                              (PI); Executive Vice President
                                                              and Treasurer (since January
                                                              1996) of PI; President (since
                                                              April 1999) of Prudential
                                                              Investment Management Services
                                                              LLC (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996)
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-December
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF).
Arthur B. Laffer (62)D          Director        Since 1987    Chairman, Laffer Associates           1        Director of Petco
                                                              (economic consulting) (since                   Animal Supplies, Inc.
                                                              1979); Chairman, Laffer                        (NASDAQ; PETC), since
                                                              Advisors Incorporated                          2002; Director, Oxigene
                                                              (registered broker-dealer)                     Inc., (NASDAQ; OXGN),
                                                              (since 1981); Chairman, Laffer                 (biopharmaceutical
                                                              Investments (asset management)                 company), (since 1998);
                                                              (since 2000); Member,                          MasTec, Inc.
                                                              Congressional Policy Advisory                  (construction) (since
                                                              Board, since 1998;                             1994); Neff Corporation
                                                              Distinguished University                       (equipment rental),
                                                              Professor and Director,                        (1999-2002); Director,
                                                              Pepperdine University                          Vivendi Environmental
                                                              (September 1985-May 1988);                     Corporation (successor
                                                              Professor of Business                          to U.S. Filter
                                                              Economics, University of                       Corporation) (water
                                                              Southern California                            purification), (since
                                                              (1976-1984); Associate                         1991); Director,
                                                              Professor of Business                          Pacificare Health
                                                              Economics, University of                       Systems (HMO)
                                                              Chicago (1967-1976).                           (2001-2002).
E. Blake Moore, Jr. (44)*       Director,       Since 2002    General Counsel and Secretary,                 Director,
                                Chairman,                     Nicholas-Applegate Capital                     Nicholas-Applegate
                                Chief                         Management LLC,                                Southeast Asia Fund,
                                Executive                     Nicholas-Applegate Securities                  (since 2000); Chairman
                                Officer and                   LLC, Nicholas-Applegate                        and President of
                                President                     Holdings LLC and                               Nicholas-Applegate
                                                              Nicholas-Applegate Securities                  Institutional Funds,
                                                              International LDC.                             (since 2002); Secretary
                                                                                                             of Nicholas-Applegate
                                                                                                             Institutional Funds
                                                                                                             (1993-2001).

    34                                                                    35

       Nicholas-Applegate Fund, Inc.     Nicholas-Applegate Growth Equity Fund
                              www.prudential.com (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

      Information pertaining to the officers of the Company who are not also Directors is set forth below.

       Officers

                                                 Term of
                                                Office***
                                Position        and Length        Principal Occupations
Name, Address** and Age         With Company  of Time Served       During Past 5 Years
--------------------------------------------------------------------------------------------
Grace C. Torres (43)            Treasurer       Since 1995    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PIFM and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.
Deborah A. Docs (45)            Secretary      Since 1998;    Vice President and Corporate
                                                Assistant     Counsel (since January 2001)
                                                Secretary     of Prudential; Vice President
                                                1991-1998     and Assistant Secretary (since
                                                              December 1996) of PI.

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Investment Adviser
      (Nicholas-Applegate Caital Management LLC), or the Distributor (Prudential
      Investment Management Services LLC).
   ** Unless otherwise noted, the address of the Directors and officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
      07102.
  *** There is no set term of office for Directors and officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years in which they have served as Director or officer.
 **** This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., 'public companies') or other investment companies registered under the 1940 Act.
    D Mr. Laffer is considered to be an 'interested person' of the Fund because Laffer
      Associates or its affiliates received material compensation from the Investment
      Adviser for consulting services provided from time to time to the Investment
      Adviser. Mr. Laffer is treated as an Interested Director for purposes of voting and board composition, however he is compensated by the Fund as if an Independent
      Director.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555, (Calling from outside the U.S.).
    36                                                                    37

Nicholas-Applegate Fund, Inc.  Nicholas-ApplegateR Growth Equity Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

    www.prudential.com  (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment
Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Nicholas-Applegate Fund, Inc.  Nicholas-ApplegateR Growth Equity Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so.
Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable.
Should you have any questions, you may want to consult a tax adviser.

   www.prudential.com  (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange
Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund.
Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Nicholas-Applegate Fund, Inc.  Nicholas-ApplegateR Growth Equity Fund

Class A  Growth of a $10,000 Investment

                (GRAPH)

Average Annual Total Returns as of 12/31/02
                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge      -35.42%      -6.93%       3.14%          6.35%
Without Sales Charge   -32.02%      -5.97%       3.67%          6.70%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past 10 years. The graph compares a $10,000 investment in the Nicholas-ApplegateR Growth Equity Fund (Class A shares) with a similar investment in the Standard & Poor's MidCap 400 Stock Index (S&P
MidCap 400 Index) and the Russell Midcap Growth
Index by portraying the initial account values at the beginning of the 10-year period
(December 31, 1992) and the account values at the end of the current fiscal year (December
31, 2002), as measured on a quarterly basis.
For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and
(c) all dividends and distributions were reinvested. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The
S&P MidCap 400 Index comprises 400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives a broad look at how mid-cap stock prices have performed. The Russell Midcap Growth Index is unmanaged and contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund.
These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

        www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

                (GRAPH)

Average Annual Total Returns as of 12/31/02
                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge      -35.85%      -6.83%       2.85%          5.27%
Without Sales Charge   -32.48%      -6.72%       2.85%          5.27%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns for the past 10 years. The graph compares a $10,000 investment in the Nicholas-ApplegateR Growth Equity Fund (Class B shares) with a similar investment in the S&P
MidCap 400 Index and the Russell Midcap Growth
Index by portraying the initial account values at the beginning of the 10-year period
(December 31, 1992) and the account values at the end of the current fiscal year (December
31, 2002), as measured on a quarterly basis.
For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge (CDSC) was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P MidCap 400
Index comprises 400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives a broad look at how mid-cap stock prices have performed. The
Russell Midcap Growth Index is unmanaged and contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000
Growth Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with
SEC regulations.

Nicholas-Applegate Fund, Inc.  Nicholas-ApplegateR Growth Equity Fund

Class C     Growth of a $10,000 Investment

                (GRAPH)

Average Annual Total Returns as of 12/31/02
                       One Year   Five Years   Ten Years   Since Inception
With Sales Charge      -33.82%      -6.91%        N/A           2.37%
Without Sales Charge   -32.48%      -6.72%        N/A           2.49%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Nicholas-ApplegateR Growth
Equity Fund (Class C shares) with a similar investment in the S&P MidCap 400 Index and the Russell Midcap Growth Index by portraying the initial account values at the commencement of operations of Class C shares (August 1, 1994) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable CDSC was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2002; (c) all recurring fees
(including management fees) were deducted; and
(d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P MidCap 400 Index comprises
400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives a broad look at how mid-cap stock prices have performed. The Russell Midcap
Growth Index is unmanaged and contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

      www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

                (GRAPH)

Average Annual Total Returns as of 12/31/02

  One Year   Five Years   Ten Years   Since Inception
  -31.81%      -5.70%        N/A          -1.72%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of annual total returns since inception of the share class. The graph compares a $10,000 investment in the Nicholas-ApplegateR Growth
Equity Fund (Class Z shares) with a similar investment in the S&P MidCap 400 Index and the Russell Midcap Growth Index by portraying the initial account values at the commencement of operations of Class Z shares (March 18, 1997) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and
(b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-
1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. The S&P MidCap 400 Index comprises
400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives a broad look at how mid-cap stock prices have performed. The Russell Midcap
Growth Index is unmanaged and contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index. The total returns of the indexes include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
E. Blake Moore, Jr., Chairman
Dann V. Angeloff
Fred C. Applegate
Theodore J. Coburn
Robert F. Gunia
Arthur B. Laffer
Randolph W. Westerfield

OFFICERS
E. Blake Moore, Jr., President, Chairman, and Chief Executive Officer
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, IL 60601

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq       CUSIP
Class A         NAPGX      653698209
Class B         NAGBX      653698308
Class C         PNACX      653698407
Class Z         PNAZX      653698506

MF151E          IFS-A077514